UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.    )

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BIND THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIND Therapeutics, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

May 28, 2014
8:00 a.m. (Eastern Time)

BIND THERAPEUTICS, INC.

325 VASSAR STREET, CAMBRIDGE, MASSACHUSETTS 02139

April 15, 2014

To Our Stockholders:

You are most cordially invited to attend the 2014 Annual Meeting of Stockholders of BIND Therapeutics, Inc. at 8:00 a.m. local time, on Wednesday, May 28, 2014, at the offices of Latham & Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. If you would like to attend the Annual Meeting, you must call (857) 209-2275 no later than 5:00 p.m. Eastern time on May 26, 2014 to have your name placed on the attendance list. Please see the section called “Who Can Attend the 2014 Annual Meeting of Stockholders?” on page 3 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Scott Minick

President and Chief Executive Officer

Table of Contents continued

Notice of Annual Meeting of Stockholders

To Be Held Wednesday, May 28, 2014

BIND THERAPEUTICS, INC.

325 VASSAR STREET, CAMBRIDGE, MASSACHUSETTS 02139

The Annual Meeting of Stockholders (the “Annual Meeting”) of BIND Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at the offices of Latham & Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, Massachusetts 02116 on Wednesday, May 28, 2014, at 8:00 a.m. local time, for the following purposes:

To elect Peter Barton Hutt and Charles A. Rowland, Jr. as Class I Directors to serve until the 2017 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified;

To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Holders of record of our Common Stock as of the close of business on April 7, 2014 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 325 Vassar Street, Cambridge, Massachusetts 02139 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Andrew Hirsch

Secretary

Cambridge, Massachusetts

April 15, 2014

Proxy Statement

BIND THERAPEUTICS, INC.

325 VASSAR STREET, CAMBRIDGE, MASSACHUSETTS 02139

This proxy statement is furnished in connection with the solicitation by the Board of Directors of BIND Therapeutics, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, May 28, 2014 (the “Annual Meeting”), at the offices of Latham & Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, Massachusetts 02116 at 8:00 a.m. local time, and at any continuation, postponement, or adjournment thereof. Holders of record of shares of Common Stock, $0.0001 par value (Common Stock”), as of the close of business on April 7, 2014 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof. As of the Record Date, there were approximately 16,441,972 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2013 (the “2013 Annual Report”) will be released on or about April 15, 2014 to our stockholders on the Record Date.

In this proxy statement, “BIND”, “Company”, “we”, “us”, and “our” refer to BIND Therapeutics, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 28, 2014

This Proxy Statement and our 2013 Annual Report to Stockholders are available at http://www.proxyvote.com/

Stockholders may receive directions to attend the meeting in person by calling (857) 209-2275.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Peter Barton Hutt and Charles A. Rowland, Jr. as Class I Directors to serve until the 2017 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified;

To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of Peter Barton Hutt and Charles A. Rowland, Jr. as Class I Directors; and

FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because BIND’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, BIND is making this proxy statement and its 2013 Annual Report available to its stockholders electronically via the Internet. On or about April 15, 2014, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2013 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2013 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2014 Annual Meeting of Stockholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record date for the Annual Meeting is April 7, 2014. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 16,441,972 shares of Common Stock issued and outstanding and entitled to vote.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2014 ANNUAL MEETING OF STOCKHOLDERS?

All BIND stockholders entitled to vote at the Annual Meeting may attend our 2014 Annual Meeting of Stockholders. If your shares are held in street name, however, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

If you would like to attend the Annual Meeting, you must call (857) 209-2275 no later than 5:00 p.m. Eastern time on May 26, 2014 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF STOCKHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 27, 2014.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of such revocation to the Secretary of BIND prior to or at the Annual Meeting; or

•	by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF STOCKHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of Deloitte and Touche LLP.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

PROPOSALS TO BE VOTED ON—PROPOSAL 1

Election of Directors

At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2017 and until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation or removal.

We currently have eight (8) Directors on our Board, including three (3) Class I Directors. Dr. Noubar Afeyan, Ph.D., who has served on our Board since 2007, and Dr. Omid Farokhzad, M.D., who has served on our Board since 2006, have not been nominated for re-election as Class I Directors at the Annual Meeting following the end of their current terms. The Board has nominated two director candidates for election as Class I Directors at the Annual Meeting: Peter Barton Hutt and Charles A. Rowland, Jr. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors to whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class composition is as follows: Class I, whose term currently expires at the 2014 Annual Meeting of Stockholders and whose new term will expire at the 2017 Annual Meeting of Stockholders; Class II, whose term will expire at the 2015 Annual Meeting of Stockholders and whose subsequent term will expire at the 2018 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2016 Annual Meeting of Stockholders and whose subsequent term will expire at the 2019 Annual Meeting of Stockholders. The current Class I Directors are Noubar Afeyan, Ph.D., Omid Farokhzad, M.D. and Peter Barton Hutt; the current Class II Directors are Robert Langer, Sc.D., Scott Minick and Yurii Udaltsov, Cand. Sc.; and the current Class III Directors are Daniel Lynch and Amir Nashat, Sc. D. As stated above, Noubar Afeyan, Ph.D. and Omid Farokhzad, M.D. are not standing for re-election at the Annual Meeting.

Our Restated Certificate of Incorporation and Amended and Restated By-laws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our Directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

There are no family relationships among any of our executive officers or directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors, except nominee Charles A. Rowland, Jr. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

PROPOSALS TO BE VOTED ON—PROPOSAL 1

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2017 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Current Positions with BIND
Peter Barton Hutt	79	2008	Director
Charles A. Rowland, Jr.	55	—	—

The principal occupations and business experience, for at least the past five years, of each Class I Nominee for election at the 2014 Annual Meeting are as follows:

PETER BARTON HUTT	Age 79

Peter Barton Hutt has served as a member of our Board of Directors since 2008. Mr. Hutt is a senior counsel in the Washington, D.C. law firm of Covington & Burling LLP specializing in food and drug law. Mr. Hutt began his law practice with the firm in 1960 and except for his four years in the government, has continued at the firm ever since. Mr. Hutt served as Chief Counsel for the FDA during 1971 to 1975. Mr. Hutt serves on the board of directors of Momenta Pharmaceuticals, Inc., Xoma Corp., Q Therapeutics, Concert Pharmaceuticals Inc. and DBV Technologies. From 2008 to 2011, he served on the board of directors of Celera Corp, from 2002 to 2012, he served on the board of Ista Pharmaceuticals, Inc. and from 2003 to 2008 he served on the board of MMRGlobal, Inc., formerly Favrille, Inc. Mr. Hutt’s extensive knowledge of and experience with food and drug law and his service on numerous boards of directors in the biotechnology and pharmaceutical industries contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

CHARLES A. ROWLAND, JR.	Age 55

Charles A. Rowland, Jr. was Vice President and Chief Financial Officer of ViroPharma Incorporated, an international biopharmaceutical company, from October 2008 until it was acquired by Shire plc in January 2014. Prior to joining ViroPharma, Mr. Rowland was the Executive Vice President and Chief Financial Officer, as well as the interim Co-Chief Executive Officer, for Endo Pharmaceuticals Inc., a specialty pharmaceutical company with a primary focus in pain management, where he served from 2006 to 2008. From 2004 to 2006, Mr. Rowland was the Senior Vice President and Chief Financial Officer of Biovail Corporation, an international pharmaceutical company. Mr. Rowland previously held positions of increasing responsibility at Breakaway Technologies, Inc., Pharmacia Corporation, Novartis AG and Bristol-Myers Squibb Co. Mr. Rowland joined the board of directors of Idenix Pharmaceuticals, Inc., a biopharmaceutical company, in June 2013 and serves as a member of its audit committee. He is also a board member of the Philadelphia chapter of Financial Executives International. Mr. Rowland holds an M.B.A. with a finance concentration from Rutgers’s University and

PROPOSALS TO BE VOTED ON—PROPOSAL 1

a B.S. in accounting from Saint Joseph’s University. Mr. Rowland’s extensive professional experience as a chief financial executive in the biotechnology and pharmaceutical industries and his experience serving as a director of a publicly traded biotechnology company contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2015 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with BIND
Robert Langer, Sc.D.	65	2006	Co-Founder, Consultant and Director
Scott Minick	62	2010	President, Chief Executive Officer and Director
Yurii Udaltsov, Cand. Sc.	52	2011	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

ROBERT LANGER, SC.D.	Age 65

Robert Langer, Sc.D. is one of our co-founders and has served as a member of our Board of Directors since 2006. Dr. Langer also serves as chairman of our scientific advisory board. Dr. Langer has been an Institute Professor at MIT since 2005, and prior to that was an Assistant Professor at MIT since 1978. Dr. Langer has received the National Medal of Science, National Medal of Technology and Innovation, Wolf Prize in Chemistry, Charles Stark Draper Prize, Albany Medical Center Prize in Medicine and Biomedical Research and the Lemelson-MIT prize. Dr. Langer is one of the very few individuals ever elected to the Institute of Medicine, the National Academy of Engineering, and the National Academy of Sciences. Dr. Langer received his B.S. from Cornell University and his Sc.D. from MIT, both in Chemical Engineering. He currently serves on the board of directors of Advanced Cell Technology and previously served as a director of Momenta Pharmaceuticals from 2001 to 2009, Wyeth from 2004 to 2009, Fibrocell Science, Inc. from 2010 to 2012 and Millipore Corp from 2009 to 2010. Dr. Langer’s pioneering academic work, including his application of nanotechnology for developing novel targeted strategies for cancer therapy, contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

SCOTT MINICK	Age 62

Scott Minick has served as our President and Chief Executive Officer since January 2010 and has been a member of our Board of Directors since 2010. From 1998 to January 2010, Mr. Minick was a Managing Director of ARCH Venture Partners, a venture capital firm, and was instrumental in the startup, development and financing of numerous ARCH portfolio companies, including BIND Therapeutics. From 1995 to 1998, Mr. Minick was Director, President and Chief Operating Officer of SEQUUS Pharmaceuticals, Inc., a biopharmaceutical company that was acquired by ALZA Corporation. He received his postgraduate training in neurobiology at the Salk Institute, an M.B.A. from Northwestern University and a B.A. from the University of California at San Diego. Mr. Minick’s extensive knowledge of our business and his extensive experience in the biopharmaceutical industry as a venture capitalist and senior executive contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

PROPOSALS TO BE VOTED ON—PROPOSAL 1

YURII UDALTSOV, CAND. SC.	Age 52

Yurii Udaltsov, Cand. Sc. has served as a member of our Board of Directors since November 2011. Dr. Udaltsov is Director of Innovative Development and member of the management board of RUSNANO Corporation, positions he has held since January 2009 and February 2009, respectively. From 2004 to December 2008, he was Head of the Reform Management Center of RAO UES, the Unified Energy System of Russia. Dr. Udaltsov received his undergraduate degree as an Engineer-physicist at the Moscow Institute of Physics and Technology and Candidate of Science degree at the Computing Center of RAS. Dr. Udaltsov’s extensive experience in business strategy and in developing and implementing technological innovation contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2016 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with BIND
Daniel Lynch	56	2012	Chairman of the Board and Director
Amir Nashat, Sc.D.	41	2008	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

DANIEL LYNCH	Age 56

Daniel Lynch has served as the Chairman of our Board of Directors since October 2012. He spent nearly five years at ImClone Systems, a biotechnology company, serving as Chief Executive Officer from April 2003 to November 2005 and Chief Financial Officer from April 2001 to March 2003. Earlier in his career, he served in various financial positions at Bristol-Myers Squibb over a 15-year tenure. Mr. Lynch currently serves on the board of directors of bluebird bio, Inc., a biotechnology company, and Eleven Biotherapeutics. He previously served on the board of directors and the audit committee of U.S. Oncology, Inc. from 2006 until December 2010. Mr. Lynch received his B.A. in Mathematics from Wesleyan University and his M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Mr. Lynch’s extensive board and senior executive leadership experience in the biotechnology and pharmaceutical industries contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

AMIR NASHAT, SC.D.	Age 41

Amir Nashat, Sc.D. has served as a member of our Board of Directors since February 2008. Dr. Nashat has been a Managing General Partner at Polaris Venture Partners, a venture capital firm, since 2009 and focuses on investments in the life sciences. He currently serves on the board of directors of Receptos, Inc. and Fate Therapeutics. Dr. Nashat completed his Sc.D. as a Hertz Fellow in Chemical Engineering at MIT with a minor in Biology under the guidance of Dr. Langer. Dr. Nashat earned both his M.S. and B.S. in Materials Science and Mechanical Engineering at the University of California, Berkeley. Dr. Nashat’s extensive experience as a venture capitalist and board member to numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a Director of our Company.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for 2013. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for 2015. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2013 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board, or PCAOB.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from BIND Therapeutics, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Daniel Lynch

Amir Nashat, Sc.D.

Yurii Udaltsov, Cand. Sc.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2013	2012
Audit Fees	$1,347,000	$89,000
Audit-Related Fees	—	—
Tax Fees	13,000	41,000
All Other Fees	—	—
Total Fees	$1,360,000	$130,000

For 2013, $1,161,000 of the total fees was billed as of December 31, 2013. For 2012, $15,000 of the total fees was billed as of December 31, 2012.

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to U.S. tax compliance, tax planning, and tax advice.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

During 2013 and 2012, no services were provided to us by Deloitte & Touche LLP other than in accordance with the pre-approval policies and procedures described above.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position	In Current Position Since
Scott Minick [1]	62	President, Chief Executive Officer and Director	2010
Andrew Hirsch [2]	43	Chief Operating Officer and Chief Financial Officer	2014
Jeff Hrkach, Ph.D. [3]	48	Chief Technology Officer	2014
Dan Koerwer [4]	47	Senior Vice President, Business Development and Commercial	2013

[1]	Scott Minick has served as our President and Chief Executive Officer since January 2010. From 1998 to January 2010, Mr. Minick was a Managing Director of ARCH Venture Partners, a venture capital firm, and was instrumental in the startup, development and financing of numerous ARCH portfolio companies, including BIND Therapeutics. From 1995 to 1998, Mr. Minick was Director, President and Chief Operating Officer of SEQUUS Pharmaceuticals, Inc., a biopharmaceutical company that was acquired by ALZA Corporation. He received his postgraduate training in neurobiology at the Salk Institute, an M.B.A. from Northwestern University and a B.A. from the University of California at San Diego.

[2]	Andrew Hirsch has served as the Company’s Chief Operating Officer since February 15, 2014. Mr. Hirsch is also our Chief Financial Officer, a position he has held since July 2012. From June 2011 to May 2012, he was Vice President of Finance and Chief Financial Officer at Avila Therapeutics, Inc., a biotechnology company, until its acquisition by Celgene Corporation. From 2002 to 2011, Mr. Hirsch served in roles of increasing responsibility at Biogen Idec, a biotechnology company, including the most recent role from 2010 to 2011 as Vice President, Corporate Strategy and M&A. From 2007 to 2010, Mr. Hirsch held various positions in the finance organization at Biogen Idec including leading the company’s Business Planning and Investor Relations functions. In addition, he served as Program Executive in neurology, leading the development teams at Biogen Idec for the BG-12 (now marketed as Tecfidera), Avonex and Tysabri programs. He received his M.B.A. from the Tuck School at Dartmouth College and a B.A. in Economics from the University of Pennsylvania.

[3]	Jeff Hrkach, Ph.D. has served as our Chief Technology Officer since February 15, 2014. From January 2010 to February 2014, he was our Senior Vice President, Technology, Research and Development. From August 2009 to January 2010, he served as our Interim President. Prior to serving as Interim President, he served as our Vice President of Pharmaceutical Sciences from July 2007 to August 2009. Prior to joining us, Dr. Hrkach was Senior Director of Drug Delivery and Strategic Product Development at Momenta Pharmaceuticals, Inc., a biotechnology company. Prior to Momenta, Dr. Hrkach was Director of Pulmonary Formulations at Alkermes. Dr. Hrkach joined Advanced Inhalation Research at its inception in 1998 following his postdoctoral research with Professor Robert Langer at the Massachusetts Institute of Technology (MIT). He received his Ph.D. in Chemistry and M.S. in Polymer Science from Carnegie Mellon University and his B.S. in Chemistry from the Philadelphia College of Pharmacy and Science.

[4]	Dan Koerwer has served as our Senior Vice President, Business Development and Commercial since June 2013. From August 2010 to June 2013, Mr. Koerwer served as our Head of Market and Business Development. From 2007 to July 2010, Mr. Koerwer was President and Managing Director of Eidetica Biopharma, GmbH, a subsidiary of Biogen Idec focused on developing a portfolio of protein therapeutics. From 1998 to 2007, he held various management roles at Biogen Idec. Mr. Koerwer led Research Operations across Biogen Idec’s North American research sites. Subsequently, he led global New Product Commercialization then assumed the role of Chief of Staff, Biogen Idec International in Zug, Switzerland. Mr. Koerwer has worked as a management consultant with Booz, Allen & Hamilton and began his career in sales at the Rohm and Haas Company. He received his M.B.A. from Harvard Business School and B.S. in Biochemistry from Boston College.

None of our executive officers is related to any other executive officer or to any of our Directors.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Ethics in the “Corporate Governance” section of the “Investors and Media” page of our website located at www.bindtherapeutics.com, or by writing to our Secretary at our offices at 325 Vassar Street, Cambridge, Massachusetts, 02139.

BOARD COMPOSITION

Our Board of Directors currently consists of eight (8) members: Noubar Afeyan, Ph.D., Omid Farokhzad, M.D., Peter Barton Hutt, Robert Langer, Sc.D., Daniel Lynch, Scott Minick, Amir Nashat, Sc.D. and Yurii Udaltsov, Cand. Sc. Dr. Noubar Afeyan, Ph.D. and Dr. Omid Farokhzad, M.D. have not be nominated for re-election at the Annual Meeting following the end of their current terms.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated By-laws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our Directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

VOTING AGREEMENT

We entered into a Fourth Amended and Restated Voting Agreement in November 2011, as amended in November 2012, January 2013 and August 2013, by and among us and certain of our stockholders, pursuant to which the following directors were elected to serve as members on our Board of Directors and, as of the date of this proxy statement, continue to so serve: Noubar Afeyan, Ph.D.; Omid Farokhzad, M.D.; Peter Barton Hutt; Robert Langer, Sc.D.; Daniel Lynch; Scott Minick; Amir Nashat, Sc.D.; and Yurii A. Udaltsov, Cand. Sc. Pursuant to the voting agreement, Drs. Farokhzad, and Langer were initially selected to serve on our Board of Directors as representatives of holders of our Common Stock, as designated by a majority of our common stockholders. Mr. Minick was initially selected to serve on our Board of Directors in his capacity as our Chief Executive Officer and his employment agreement provides that he will serve as a director so long as he serves as our Chief Executive Officer. Drs. Afeyan, Nashat and Udaltsov were initially selected to serve on our Board of Directors as representatives of holders of our preferred stock (which converted to Common Stock upon the completion of the initial public offering of our Common Stock consummated on September 25, 2013 (our “IPO”), as designated by Flagship Ventures Fund 2004, L.P., Polaris Venture Partners V, L.P. and RUSNANO, respectively. Mr. Hutt was initially selected to serve on our Board of Directors as an independent director, as designated by a majority of the other directors. Mr. Lynch was initially selected to serve on our Board of Directors as an additional director, as designated by a majority of the other directors.

CORPORATE GOVERNANCE

The voting agreement terminated upon the closing of our IPO, and members previously elected to our Board of Directors pursuant to this agreement will continue to serve as directors until the expiration of their term of office and their successors are duly elected by the holders of our Common Stock, or their earlier resignation or removal.

DIRECTOR INDEPENDENCE

Our Board has determined that four of our eight directors, Dr. Afeyan, Mr. Hutt, Dr. Nashat and Dr. Udaltsov, as well as director nominee Charles A. Rowland, Jr., are independent directors in accordance with the listing requirements of the NASDAQ Global Select Market. Pursuant to NASDAQ rules, within a year of the effectiveness of the registration statement filed in connection with our IPO, our Board must consist of a majority of independent directors. We expect to be in compliance with these rules immediately following the Annual Meeting if Charles A. Rowland, Jr. is elected as a Director by the stockholders. The NASDAQ independence definition includes a series of objective tests, including that the director or director nominee, as applicable, is not, and has not been for at least three years, one of our employees and that neither the director or director nominee, as applicable, nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to each independent director and director nominee that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors, the director nominee and us with regard to each director’s and the director nominee’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director. To the extent feasible, candidates are interviewed by the Nominating and Corporate Governance Committee, other members of the Board, and members of our executive management. Mr. Rowland was recommended to the Nominating and Corporate Governance Committee by a third-party search firm, which assisted with the identification and evaluation of potential director candidates. The search firm worked with the Board in reviewing Mr. Rowland’s background and qualifications.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended Director nominees, the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, ethics and values, practical business judgment, experience in corporate management and finance, relevant social policy concerns, professional and academic experience relevant to the Company’s industry and operations, and experience as a board member or executive officer of another publicly held company. The Nominating and Corporate Governance Committee also considers the

CORPORATE GOVERNANCE

candidate’s diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members, as well as diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, BIND Therapeutics, Inc., 325 Vassar Street, Cambridge, Massachusetts 02139. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the Directors as he considers appropriate.

Communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board considers to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors by writing: c/o Secretary, BIND Therapeutics, 325 Vassar Street, Cambridge, Massachusetts 02139.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors is currently chaired by Mr. Lynch. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board of Directors as a whole. As such, Mr. Minick serves as our President and Chief Executive Officer while Mr. Lynch serves as the Chairman of the Board but is not an officer of the company. We expect and intend the positions of Chairman of the Board of Directors and Chief Executive Officer to continue to be held by two individuals in the future.

One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and

CORPORATE GOVERNANCE

discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

CODE OF ETHICS

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. Our code of business conduct and ethics is available in the “Corporate Governance” section of the “Investors and Media” page of our website at www.bindtherapeutics.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the NASDAQ Global Select Market concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were nine meetings of the Board of Directors during 2013, and each Director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he served as a Director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

Committees of the Board

The Board of Directors has established three standing committees—the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee—each of which operates under a charter that has been approved by our Board of Directors. Current copies of each committee’s charter are posted in the “Corporate Governance” section of the “Investors and Media” page of our website located at www.bindtherapeutics.com.

The members of each of the Board committees and committee chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Noubar Afeyan, Ph.D.		X
Omid Farokhzad, M.D.
Peter Barton Hutt		X	Chair
Robert Langer, Sc.D.			X
Daniel Lynch	X	Chair
Scott Minick
Amir Nashat, Sc.D.	Chair
Yurii Udaltsov, Cand. Sc.	X		X

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;

•	discussing our risk management policies;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee Report required by SEC rules (which is included on page 11 of this proxy statement).

The members of the Audit Committee are Mr. Lynch and Drs. Nashat and Udaltsov. Dr. Nashat serves as the chairperson of the Audit Committee. The Board of Directors has appointed Charles A. Rowland to serve on the Audit Committee effective immediately following the Annual Meeting if he is elected as a Director by our stockholders at the Annual Meeting. Under the applicable NASDAQ rules, we are permitted to phase in our compliance with the independent audit committee requirements of NASDAQ on the same schedule as we are permitted to phase in our compliance with the independent audit committee requirements pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These phase-in requirements require one independent member at the time of our listing on the NASDAQ Global Select Market (the “Listing Date”), a majority of independent members within 90 days of the Listing Date and all independent members within one year of the Listing Date. Our Board of Directors has determined that each of Dr. Nashat, Mr. Rowland and Dr. Udaltsov is

COMMITTEES OF THE BOARD

an independent director under NASDAQ rules and under Rule 10A-3. Within one year of our Listing Date, we expect that Mr. Lynch will have resigned from our Audit Committee. Our Board of Directors has determined that each of Mr. Lynch and Mr. Rowland is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee met three times in 2013.

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of the CEO and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board with respect to Director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

•	preparing the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K, to the extent required.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.bindtherapeutics.com. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

In 2013, the Company engaged Pearl Meyer & Partners (“Pearl Meyer”), a compensation consulting firm, to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. As part of this process, the Chief Executive Officer consulted with Pearl Meyer with respect to its recommendations regarding the compensation of directors and executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss our executive and director compensation and to receive input and advice. Pearl Meyer did not provide any other services to us in 2013 other than the services provided to the Company as described above.

The members of our Compensation Committee are Mr. Lynch, Dr. Afeyan and Mr. Hutt. Mr. Lynch serves as the chairperson of the Compensation Committee. Our Board has determined that each of Dr. Afeyan and Mr. Hutt is independent under the NASDAQ rules specific to compensation committee membership. Under the applicable NASDAQ rules, we are permitted to phase in our compliance with the independent compensation committee requirements of NASDAQ. Specifically, we are required to have one independent member on the Listing Date, a majority of independent members within 90 days of the Listing Date and all independent members within one year of the Listing Date. Within one year of the Listing Date, we expect that Mr. Lynch will have resigned from our Compensation Committee and that any new director added to the Compensation Committee will be independent under the applicable NASDAQ rules.

The Compensation Committee met three times during 2013.

COMMITTEES OF THE BOARD

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to our Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance guidelines; and

•	overseeing a periodic evaluation of the Board.

The members of our Nominating and Corporate Governance Committee are Mr. Hutt and Drs. Langer and Udaltsov. Mr. Hutt serves as the chairperson of the Committee. Under applicable NASDAQ rules, we are permitted to phase in our compliance with the independent Nominating and Corporate Governance Committee requirements of NASDAQ. Specifically, we are required to have one independent member on the Listing Date, a majority of independent members within 90 days of the Listing Date and all independent members within one year of the Listing Date. Our Board has determined that Mr. Hutt and Dr. Udaltsov are independent under the applicable NASDAQ rules. Within one year of the Listing Date, we expect that Dr. Langer will have resigned from our Nominating and Corporate Governance Committee, and that any new directors added to the Nominating and Corporate Governance Committee will be independent under the applicable NASDAQ rules.

The Nominating and Corporate Governance Committee did not meet in 2013.

Executive and Director Compensation

This section discusses the material components of the executive compensation program for our named executive officers who are identified in the 2013 Summary Compensation Table below.

2013 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) [2]	Non-Equity Incentive Plan Compensation ($) [4]	All Other Compensation ($)		Total ($)
Scott Minick	2013	395,000	—	—	59,250	54,000	[5]	508,250
President and Chief Executive Officer	2012	395,000	—	127,048	125,000	54,000		701,048
Greg Berk, M.D. [1]	2013	247,917	—	96,983	—	137,908	[6]	482,808
Chief Medical Officer	2012	—	20,000	492,943	—	189,583		702,526
Jeff Hrkach, Ph.D.	2013	301,302	—	101,487	51,469	—		454,258
Chief Technology Officer	2012	293,000	—	40,185	55,000	—		388,185

[1]	Dr. Berk joined our company as a consultant in May 2012, became an employee in April 2013 and resigned his employment on January 14, 2014. Dr. Berk continues to serve as an advisor, as described under “—Executive Compensation Arrangements—Terms and Conditions of Employment” below.

[2]	Amounts for 2013 represent the full grant-date fair value of stock options granted during 2013, computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 25, 2014. For Dr. Berk, the amount reported represents the full grant-date fair value of the stock option granted to him subject to performance-based vesting conditions.

[4]	Amounts for 2013 represent annual cash bonuses paid to the named executive officers for performance during the year. For additional information regarding these amounts, see “—Executive Compensation Arrangements—2013 Bonuses” below.

[5]	Represents personal use of a Company apartment during 2013, calculated using the aggregate incremental cost to the Company of providing this benefit. For additional information regarding this amount, see “Executive Compensation Arrangements—Employee Benefits and Perquisites” below.

[6]	Represents $50,408 in relocation expense reimbursements and $87,500 in consulting fees earned by Dr. Berk during 2013.

EXECUTIVE COMPENSATION ARRANGEMENTS

Terms and Conditions of Employment

Scott Minick

We entered into an employment agreement with Mr. Minick in January 2010 and an amendment to the employment agreement in August 2013. The agreement entitles Mr. Minick to receive an initial base salary of $395,000 and provides that Mr. Minick will serve as a member of our board of directors during the term of his employment as our President and Chief Executive Officer. The agreement further entitles Mr. Minick to reimbursement of up to $50,000 in actual relocation expenses incurred during a year, and any taxes incurred as a result of the reimbursement, upon relocation by Mr. Minick to the Cambridge, Massachusetts area. If we terminate Mr. Minick’s employment without cause or he resigns his employment for good reason, the agreement provides that Mr. Minick will receive severance payments of base salary continuation and reimbursement of COBRA premiums for a period of twelve months, provided that the severance payments will be increased by the amount, if any, of the annual bonus Mr. Minick earned for the year prior to the year of termination if the termination occurs within the three months preceding or the twelve months following a change in control of our company. Mr. Minick’s right to receive severance payments is conditioned upon his executing a release of claims

EXECUTIVE AND DIRECTOR COMPENSATION

in our favor and his continued compliance with the terms of a confidentiality and non-competition agreement with us that prohibits him from disclosing our confidential information and from being an employee or consultant of a company directly competing with us, or from soliciting our employees or customers, for one year following a termination of his employment. In addition, Mr. Minick would also be entitled to accelerated vesting of the remaining unvested restricted shares of our common stock granted to Mr. Minick on January 11, 2010 if his employment with us is terminated without cause or he resigns for good reason.

Cause is defined for purposes of Mr. Minick’s employment agreement and restricted stock agreement to mean (1) the commission of, or indictment or conviction for, a felony, (2) participation in a fraud against the Company, (3) a substantial failure to perform duties or gross negligence in the performance duties for the Company or its affiliates, (4) other conduct that is or could reasonably be anticipated to be harmful to the business, interests or reputation of the Company or its affiliates or (5) breach of a material provision of any agreement with the Company. Good reason is defined for purposes of Mr. Minick’s employment agreement and restricted stock agreement to mean a resignation immediately following (1) a change in principal work location to a location more than 60 miles from the Company’s Cambridge, Massachusetts location, (2) a reduction in salary or benefits, other than a reduction of not more than 20% that the board of directors determines is in the best interests of the Company and which is proportionate to a reduction imposed on other company executives of similar seniority, or (3) a reduction in duties, position, title or responsibilities, other than a mere reduction in title or reporting responsibilities following a sale of our Company. A change in control of our Company is defined for purposes of Mr. Minick’s employment agreement and restricted stock agreement to occur upon the sale of all of substantially all of our assets or a stock tender, or a merger, consolidation or similar event in which a third party acquires more than 50% of our voting equity securities outstanding immediately prior to the transaction and our stockholders do not retain a majority of the voting equity securities of the surviving entity.

Jeff Hrkach, Ph.D.

We entered into an employment letter agreement with Dr. Hrkach in June 2007. Dr. Hrkach’s agreement entitles him to an initial annual base salary of $210,000 during the term of his employment with us. Additionally, in April 2013, we entered into a severance letter agreement with Dr. Hrkach and in August 2013 an amendment to that agreement. Under the terms of the amended severance agreement, if we terminate Dr. Hrkach’s employment without cause or he resigns for good reason, Dr. Hrkach is entitled to receive severance payments of base salary continuation and reimbursement of COBRA premiums for a period of six months plus one additional month for each full year of continuous service to the Company, up to a maximum of twelve months, provided that the severance period will be twelve months without regard to Dr. Hrkach’s years of continuous service if the termination occurs within the three months preceding or twelve months following a sale of our company. Dr. Hrkach’s right to receive severance payments is conditioned upon his executing a release of claims in our favor and his continued compliance with the terms of a confidentiality and non-competition agreement with us that prohibits him from disclosing our confidential information and from being an employee or consultant of a company directly competing with us, or from soliciting our employees or customers, for one year following a termination of his employment.

Cause is defined in Dr. Hrkach’s employment letter agreement to mean (i) a material failure to substantially perform duties or comply with applicable Company policies, (ii) a material failure to carry out or comply with a lawful and reasonable directive of the Company, (iii) breach of a material provision of any agreement with the Company, (iv) conviction of any felony or crime involving moral turpitude, (v) unlawful use or possession of illegal drugs on the Company’s or an affiliate’s premises or while performing duties and responsibilities for the Company or its affiliates or (vi) commission of an act of fraud, embezzlement, misappropriation, willful misconduct or breach of fiduciary duty against the Company or its affiliate. Good reason is defined in Dr. Hrkach’s employment letter agreement in substantially the same manner as in Mr. Minick’s employment agreement.

EXECUTIVE AND DIRECTOR COMPENSATION

Greg Berk, M.D.

Dr. Berk joined our company in May 2012 as a consultant. Dr. Berk’s consulting agreement entitled him to receive a monthly consulting fee of $29,167. On March 20, 2013, we entered into an employment letter agreement with Dr. Berk pursuant to which he became an employee of our Company effective April 1, 2013. At the same time, we also entered into a relocation assistance agreement with Dr. Berk. In August 2013, we entered into an amendment to Dr. Berk’s employment letter agreement. Dr. Berk resigned his employment on January 14, 2014.

Prior to his resignation, Dr. Berk’s employment related agreements entitled him to an initial annual base salary of $350,000 during the term of his employment with us and to reimbursement for certain relocation and moving expenses he incurred during 2013. In addition, Dr. Berk was entitled to substantially the same severance payments and benefits as are described for Dr. Hrkach, above. Dr. Berk’s right to receive severance payments was conditioned upon his executing a release of claims in our favor and his continued compliance with the terms of a confidentiality and non-competition agreement that prohibits him from disclosing our confidential information and from being an employee or consultant of a company directly competing with us, or soliciting our employees or customers, for one year following a termination of his employment.

In connection with Dr. Berk’s resignation, we and Dr. Berk entered into a consulting agreement and an omnibus amendment to Dr. Berk’s stock option agreements. Under the terms of the consulting agreement, Dr. Berk provides consulting services relating to BIND-014 and clinical development for six months following the effective date of the agreement and the Company pays Dr. Berk a $5,000 per month consulting fee. The consulting period may be extended by mutual agreement or terminated by either party due to the other’s non-performance. Under the terms of the omnibus option amendment, the unvested portions of all options to purchase shares of the Company’s common stock held by Dr. Berk as of January 13, 2014 were cancelled and forfeited, provided that 900 unvested shares subject to an option granted to Dr. Berk by the Company on June 12, 2012 were retained and will be eligible to vest as to 150 of the shares per month during the six-month consulting period. The vested portion of Dr. Berk’s options will continue to be governed by the applicable stock option agreements and plan documents.

2013 Salaries

The named executive officers receive base salary to compensate them for the satisfactory performance of duties to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Historically, we have considered base salary increases for our employees, including our named executive officers, annually during our first fiscal quarter and implemented any increases on or about the close of that quarter.

Dr. Hrkach received a base salary increase from $293,000 to $304,720, effective April 16, 2013. None of our other named executive officers received base salary increases during 2013.

2013 Bonuses

Our board of directors may award discretionary annual cash bonuses to our named executive officers based on company performance or other factors that the board determines are appropriate. Historically, when determining annual bonus amounts, the board of directors refers to the Company’s performance against business goals and objectives established early in each fiscal year. While these goals and objectives may be communicated to the named executive officers, there is no predetermined formula for computing annual bonuses based upon the Company’s level of performance against these goals and objectives or individual contributions to the Company’s performance. Instead, the board of

EXECUTIVE AND DIRECTOR COMPENSATION

directors exercises its discretion in determining the annual bonus that is paid to each named executive officer, taking into account the named executive officer’s target bonus amount where one has been established. The board of directors may also consider the recommendations of our compensation committee when determining annual bonuses.

For 2013, our goals and objectives primarily related to designing and executing clinical trials and commercial and regulatory plans for in-process therapeutic products, performing assessments of developing proprietary products, creating development plans for our biopharmaceutical partner collaboration programs and completing capital raising transactions. Each of named executive officers had a 2013 target bonus amount equal to 15% of his base salary.

In March 2014, the board of directors review the Company’s performance against the 2013 goals and objectives and elected to pay bonuses to each of the then-employed named executive officers. The actual annual cash bonuses awarded to each named executive officer for 2013 performance are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

Equity Compensation

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant options to employees when they commence employment with us and may thereafter grant additional options in the discretion of our board of directors. Our stock options allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant and may be intended to qualify as “incentive stock options” under the Internal Revenue Code. Since our IPO, fair market value for purposes of our stock option grants equals the closing price of our common stock on the option’s date of grant.

Generally, our stock options vest as to 25% of the total number of shares subject to the option on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us. From time to time, our board of directors also constructs alternate vesting schedules as it determines are appropriate to motivate particular employees. Stock options held by our employees may also be subject to accelerated vesting in connection with a sale of our company, as described for our named executive officers in the section titled “Potential Payments upon a Change of Control” below.

We awarded stock options to our named executive officers during 2013 in the following amounts:

Named Executive Officer	2013 Options Granted (#)
Scott Minick	—
Greg Berk, M.D.	14,901
Jeff Hrkach, Ph.D.	15,593

The stock options we granted to Dr. Berk in 2013 were eligible to vest based upon the attainment of performance milestones relating to clinical studies of BIND-014 during 2013. The stock options we granted Dr. Hrkach in 2013 vest in accordance with our standard time-based vesting schedule described above.

EXECUTIVE AND DIRECTOR COMPENSATION

OTHER ELEMENTS OF COMPENSATION

Retirement Plans

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees and subject to Internal Revenue Code limits. Currently, we do not match contributions made by participants in the 401(k) plan or make other contributions to participant accounts. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and encourages strong performance by our employees, including our named executive officers, in their job functions.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical and dental benefits, flexible spending accounts and group term life insurance. We may from time to time reimburse moving expenses for our named executive officers that we require to relocate during the course of performing services for us. In addition, during 2013 we provided Mr. Minick with the use of an apartment that the Company leases near our corporate headquarters in Cambridge, Massachusetts. In February 2014, our board of directors determined to cease providing this benefit to Mr. Minick when the apartment lease expires in May 2014. Our named executive officers do not receive any other perquisites.

We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Potential Payments upon a Change in Control

As described in greater detail above, each of our named executive officers may become entitled to enhanced severance payments in connection with a termination without cause or resignation for good reason within the three months preceding or twelve months following a change in control or sale of our company.

All options currently held by our named executive officers that were granted prior to September 1, 2013 will vest and become exercisable on the first of the following to occur after a sale of our Company: (1) the first anniversary of the sale, subject to the named executive officer’s continued employment on such date, (2) the named executive officer’s termination by us, or in certain cases, termination by us other than for cause, and (3) the named executive officer’s resignation for good reason. In addition, pursuant to the August 2013 amendments to Mr. Minick’s employment agreement, Dr. Berk’s employment letter agreement and Dr. Hrkach’s severance letter agreement, all equity awards that are granted to our named executive officers on or after September 1, 2013 will vest and, if applicable, become exercisable in full upon a termination of employment by us without cause or by the named executive officer for good reason that occurs within the three months preceding or the twelve months following a sale (or a change in control for Mr. Minick) of our company. Cause and good reason are defined for this purpose, respectively, in substantially the same manner as for Dr. Hrkach’s employment letter agreement and Mr. Minick’s employment agreement, each as described above. A sale of our company is defined for this purpose to occur upon the sale of all or substantially all of our assets or issued and outstanding capital stock, or a merger or consolidation in which our stockholders immediately before the transaction do not own more than fifty percent of the outstanding voting power of the surviving entity’s equity interests immediately after the transaction.

EXECUTIVE AND DIRECTOR COMPENSATION

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

The following table summarizes outstanding equity awards held by our named executive officers as of December 31, 2013.

Name	Vesting Commencement Date	Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Scott Minick	1/11/2010	—	—		—		—	—	8,447	[3]	127,465
	—	170,422	—		—		$2.52	6/11/2022	—		—
	11/7/2011	29,586	56,807		—		$2.52	6/11/2022	—		—
	—	34,351	—		—		$2.52	10/15/2022	—		—
	11/7/2011	5,963	5,487		—		$2.52	10/15/2022	—		—
Greg Berk, M.D.	5/12/2012	44,167	67,413		—		$2.52	6/11/2022	—		—
	5/12/2012	3,021	4,612		—		$2.52	10/15/2022	—		—
	—	4,967	—		9,934	[2]	$2.78	4/22/2023	—		—
Jeff Hrkach, Ph.D.	—	20,305	—		—		$1.21	5/08/2018	—		—
	—	13,358	—		—		$1.21	5/4/2019	—		—
	2/19/2010	20,928	446	[1]	—		$1.21	2/18/2020	—		—
	4/26/2011	18,367	8,350	[1]	—		$1.63	4/25/2021	—		—
	4/24/2012	11,688	15,029	[1]	—		$2.52	4/23/2022	—		—
	4/23/2013	—	15,593	[1]	—		$2.78	4/22/2013	—		—

[1]	The options vest as to 25% of the underlying shares on the first anniversary of the vesting commencement date and as to an additional 2.083% of the underlying shares monthly thereafter.

[2]	The option vests based upon the attainment of performance milestones relating to clinical studies of BIND-014 during 2013. The unvested portion of the option was cancelled in connection with Dr. Berk’s resignation in January 2014.

[3]	The shares vest as to 8.33% on the vesting commencement date, 22.91% on the first anniversary of the vesting commencement date and 1.91% each month thereafter.

[4]	Determined by multiplying the number of unvested shares by $15.09, the closing price per share of our common stock on December 31, 2013.

2013 DIRECTOR COMPENSATION

The following table sets forth information for the year ended December 31, 2013 regarding the compensation earned by our directors other than Mr. Minick during 2013. Mr. Minick does not does not receive compensation for his performance of services as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Daniel Lynch [1]	20,667	1,258,349	$30,000	153,970	[6]	1,462,986
Noubar Afeyan, Ph.D.	10,667	—	—	—		10,667
Omid Farokhzad, M.D. [2]	9,333	—	—	194,337	[7]	203,670
Peter Barton Hutt	12,667	—	—	—		12,667
Robert S. Langer, Sc.D. [3]	10,133	—	—	115,679	[8]	125,812
Amir Nashat, Sc.D.	13,333	—	—	—		13,333
Yurii Udaltsov, Cand. Sc.[4]	—	—	—	—		—

EXECUTIVE AND DIRECTOR COMPENSATION

[1]	Prior to our IPO, Mr. Lynch was an employee of our company and also served as Chairman of our board of directors. Effective upon the closing of our IPO, we and Mr. Lynch entered into a consulting agreement pursuant to which he transitioned from an employee to a consultant. For additional information regarding the terms of Mr. Lynch’s service with us, see “Narrative to 2013 Director Compensation Table” below.

[2]	Dr. Farokhzad also performs services for our company as a consultant.

[3]	Dr. Langer also performs services for our company as a consultant.

[4]	Dr. Udaltsov waived all compensation payable to him for service on our board of directors or any of its committees during 2013.

[5]	Amounts reflect the full grant-date fair value of stock options granted during 2013 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 25, 2014.

[6]	Represents salary earned by Mr. Lynch during 2013 prior to becoming a consultant and consulting fees paid to Mr. Lynch for his services as a consultant during 2013.

[7]	Represents consulting fees paid to Dr. Farokhzad for his services as a consultant during 2013.

[8]	Represents consulting fees paid to Dr. Langer for his services as a consultant during 2013.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2013 by each non-employee director who was serving as of December 31, 2013.

Name	Options Outstanding at Fiscal Year End (#)	Unvested Restricted Shares Outstanding at Fiscal Year End (#)
Daniel Lynch	584,219	—
Noubar Afeyan, Ph.D.	—	—
Omid Farokhzad, M.D.	125,811	9,713
Peter Barton Hutt	66,793	—
Robert S. Langer, Sc.D.	125,811	9,713
Amir Nashat, Sc.D.	—	—
Yurii Udaltsov, Cand. Sc.	—	—

Our board of directors has adopted a compensation program for our non-employee directors that provides for each non-employee director to receive an annual retainer of $35,000 for service on our board of directors and for the following additional annual retainers for non-employee directors providing the services specified:

•	$25,000 for service as the Chairman of the board of directors;

•	$15,000 for service as the Chairperson of the audit committee of the board of directors;

•	$7,500 for service as a member of the audit committee of the board of directors other than the Chairperson;

•	$10,000 for service as the Chairperson of the compensation committee of the board of directors;

•	$5,000 for service as a member of the compensation committee of the board of directors other than the Chairperson;

•	$7,500 for service as the Chairperson of the nominating and corporate governance committee of the board of directors; and

•	$3,000 for service as a member of the nominating and corporate governance committee of the board of directors other than the Chairperson.

Annual retainers are earned on a calendar-quarter basis and paid in arrears following the end of each calendar quarter. Retainers are prorated for partial quarters of service.

EXECUTIVE AND DIRECTOR COMPENSATION

In addition, the non-employee director compensation program provides for the grant of equity awards under our 2013 Plan to our non-employee directors as follows:

•	an option to purchase 25,000 shares of our common stock at an exercise price per share equal to the fair market value of our common stock on the date of grant, which we refer to as an Initial Award, on the date of initial election or appointment to the board of directors; and

•	an option to purchase 15,000 shares of our common stock (20,000 shares for the Chairman of the board of directors) at an exercise price per share equal to the fair market value of our common stock on the date of grant, which we refer to as a Subsequent Award, automatically on the date of our annual meeting of stockholders if a non-employee director has been serving on the board of directors for at least six months as of the date of the annual meeting and will continue to serve as a non-employee director immediately following such meeting.

Subject to the non-employee director’s continued service, Initial Awards vest and become exercisable in substantially equal installments on each of the first four anniversaries of the date of grant and Subsequent Awards vest and become exercisable in full on the earlier of the first anniversary of the date of grant or immediately prior to the first annual meeting of the Company’s stockholders occurring after the date of grant. All outstanding Initial Awards and Subsequent Awards will vest in full immediately prior to the occurrence of a change in control.

NARRATIVE TO 2013 DIRECTOR COMPENSATION TABLE

Mr. Lynch joined our company on September 7, 2012 as Chairman of our board of directors and an employee of our company, performing such senior executive duties as the board of directors reasonably requested from time to time. We entered into an employment agreement with Mr. Lynch when he commenced employment with us, and subsequently entered into an amended and restated employment agreement with Mr. Lynch in June 2013. In August 2013, we and Mr. Lynch entered into a consulting agreement, which became effective in September 2013 upon the closing of our IPO and pursuant to which Mr. Lynch transitioned from an employee to a consultant and continued to perform substantially the same services for our company. The consulting agreement provides that Mr. Lynch will spend at least 20% of his business time performing services for us. In addition to the amounts payable to Mr. Lynch under the company’s non-employee director compensation program described above for Mr. Lynch’s service on our board of directors, Mr. Lynch is entitled to receive during the term of his consulting service with us a monthly retainer of $10,000 and an additional consulting fee payable on the same terms and subject to the same conditions as the annual performance-based bonus for our chief executive officer, provided that the target percentage of this additional consulting fee for Mr. Lynch will be 1.67 times the chief executive officer’s target annual bonus percentage and, if this additional consulting fee is payable to Mr. Lynch in any year, the additional consulting fee will be further increased by $2,500. The additional consulting fee paid to Mr. Lynch for services during 2013 is included in the “Non-Equity Incentive Compensation” of the 2013 Director Compensation Table above. Mr. Lynch is also entitled to participate in our health and dental benefit plans if he is not receiving these benefits from an employer and to participate in our other employee benefit plans, in each case to the extent permitted under the terms of the plans and applicable law.

Mr. Lynch was granted an option to purchase 134,439 shares of our common stock in connection with the amendment and restatement of his employment agreement in June 2013 for an exercise price per share equal to the fair market value per share of our common stock on the date of grant, as determined by our board of directors. The option vested in September 2013 upon the closing of our IPO.

If Mr. Lynch terminates his consulting relationship with us for good reason, the consulting agreement provides that he will be entitled to receive the monthly retainers that otherwise would have been payable to him over the nine months following the termination of his consulting relationship, which

EXECUTIVE AND DIRECTOR COMPENSATION

retainers will be paid in monthly installments, and nine months of accelerated vesting of the time-based options that were granted to him under his employment agreement. In addition, Mr. Lynch will remain eligible to vest in certain of the performance-based options that were granted to him under his employment agreement for nine months following the date of the termination of his consulting relationship with the company. Mr. Lynch’s right to receive these severance payments and benefits is conditioned upon his executing a release of claims in our favor. The agreement further provides that Mr. Lynch is entitled to receive nine months of notice prior to our terminating his consulting relationship without cause and will provide us with nine months of notice prior to his terminating his consulting relationship with us without good reason. In either of these events, provided that Mr. Lynch executes a release of claims in our favor after a termination notice is delivered, he will be entitled during the nine month notice period to continue receiving monthly consulting retainers and benefits and to continue vesting in his equity-based awards and will continue to perform services for us during the nine month notice period to the extent agreed between Mr. Lynch and us.

Cause is defined in Mr. Lynch’s consulting agreement to mean (1) a willful and intentional failure to substantially perform reasonably assigned duties for the Company or to follow material policies which continues for 10 business days following written notice, (2) engaging in an act of material dishonesty, fraud or willful misconduct in connection with the performance of duties or in dealings with the Company, (3) knowingly engaging in conduct which reasonably would be expected to be materially detrimental or injurious to the Company, or (4) conviction of a felony other than an automobile violation. Good reason is defined in Mr. Lynch’s consulting agreement to mean (1) a material diminution or adverse change in authority, title or duties or (2) the Company’s material breach of the agreement, in either case, that remains uncured for 30 days after receipt of notice.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans[2]
Equity compensation plans approved by security holders [1]	2,338,490	$3.01	1,301,326
Equity compensation plans not approved by security holders	—	—	—
Total	2,338,490	$3.01	1,301,326

[1]	Consists of the 2006 Stock Incentive Plan and the 2013 Incentive Award Plan.

[2]	As of December 31, 2013, there were no shares of Common Stock available for future issuance under the 2006 Stock Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following tables set forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock as of December 31, 2013 and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers, and all Directors and executive officers as a group, as of March 31, 2014.

The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 16,441,972 shares of Common Stock outstanding as of March 31, 2014. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2014 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless noted otherwise, the address of all listed stockholders is 325 Vassar Street, Cambridge, Massachusetts 02139. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise.

SECURITY OWNERSHIP OF 5% STOCKHOLDERS

The following table sets forth the persons who, to our knowledge, beneficially owned as of December 31, 2013, more than 5% of the outstanding shares of our Common Stock. This information is based upon information furnished to us by each such person and/or based upon public filings with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Entities Affiliated with Polaris Venture Partners V, L.P. [1] 1000 Winter Street, Suite 3350 Waltham, MA 02451	2,018,253	12.2%
Flagship Ventures Fund 2004, L.P.[2] One Memorial Drive, 7th Floor Cambridge, Massachusetts 02142	1,562,614	9.5%
RUSNANO[3] 10A prospect 60-letiya Oktyabrya, Moscow, Russia 117036	1,491,357	9.0%
DHK Investments LLC[4] 4111 East 37th Street North Wichita, KS 67220	1,399,153	8.5%
ARCH Venture Fund VII, L.P.[5] c/o ARCH Venture Partners 8725 W. Higgins Road, Suite 290 Chicago, IL 60631	955,927	5.8%

[1]

Based solely on a Schedule 13D filed by Polaris Venture Partners V, L.P., et. al., on February 14, 2014. Ownership includes (a) 1,947,481 shares of Common Stock held by Polaris Venture Partners V, L.P., or Polaris V, (b) 37,956 shares of Common Stock held by Polaris Venture Partners Entrepreneurs’ Fund V, L.P. (“Polaris Fund V”), (c) 13,340 shares of Common Stock held by Polaris Venture Partners Founders’ Fund V, L.P. (“Polaris EFund V”), and (d) 19,476 shares of Common Stock held by Polaris Venture Partners Special Founders’ Fund V, L.P. (“Polaris SFFund V and, together with Polaris V, Polaris EFund V and Polaris FFund V, the

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

“Funds”). Each of the Funds has sole voting and investment power with respect to the shares directly held by it. The general partner of each of the Funds is Polaris Venture Management Co. V, LLC (“Polaris Management”). Polaris Management may be deemed to have sole voting and dispositive power with respect to the shares held by the Funds, and disclaims beneficial ownership of all the shares held by the Funds except to the extent of its proportionate pecuniary interest therein. Jonathan Flint, Terrance McGuire and Amir Nashat are also members of Polaris Management, and as members of the general partner, they may be deemed to have shared voting and dispositive power over the shares held by the Funds. Johnathan Flint, Terrance McGuire and Amir Nashat disclaim beneficial ownership of such shares, except to the extent of their proportionate pecuniary interest therein.

[2]	Based solely on a Schedule 13G filed by Flagship Ventures Fund 2004, L.P., et. al., on February 10, 2014. The general partner of Flagship Ventures Fund 2004, L.P. (“Flagship”), is Flagship Ventures General Partner LLC (“Flagship LLC”). Dr. Afeyan, one of our directors, and Edwin M. Kania, Jr. are the managers of Flagship LLC. As a result, each of Flagship LLC, Dr. Afeyan and Mr. Kania may be deemed to possess shared voting and dispositive power over, and may be deemed, to have indirect beneficial ownership with respect to, all shares held by Flagship. Neither Flagship LLC, Dr. Afeyan nor Mr. Kania owns directly any of the shares. Each of Flagship, Flagship LLC, Dr. Afeyan and Mr. Kania disclaims beneficial ownership of the shares held by Flagship except to the extent of their pecuniary interest therein.

[3]	Based solely on a Schedule 13D filed by RUSNANO on October 4, 2013. RUSNANO is an open joint stock company organized under the laws of the Russian Federation. The Russian Federation owns 100% of RUSNANO. The management board of RUSNANO has voting and investment power with respect to the shares held by RUSNANO. Dr. Udaltsov, one of our directors, is a member of the RUSNANO management board. To the extent that Dr. Udaltsov is deemed to be a beneficial owner and share voting and investment power with respect to the shares held by RUSNANO, Dr. Udaltsov disclaims beneficial ownership of the shares held by RUSNANO, except to the extent of his pecuniary interest therein.

[4]	Based solely on a Schedule 13G filed by DHK Investments, LLC and David H. Koch on October 3, 2013. Mr. David H. Koch beneficially owns the shares held by DHK Investments, LLC. Mr. Koch is the sole Manager and sole beneficial owner of DHK Investments, LLC.

[5]	Based solely on a Schedule 13G filed on February 6, 2014 by Arch Venture Fund VII, L.P (“ARCH Fund VII”), et. al. Consists of 955,927 shares of Common Stock held by ARCH Fund VII. The sole general partner of ARCH Fund VII is ARCH Venture Partners VII, L.P. (“ARCH Partners VII”), which may be deemed to be the beneficial owner of the shares held by ARCH Fund VII. The sole general partner of ARCH Partners VII is ARCH Venture Partners VII, LLC (“ARCH VII LLC”), which may be deemed to be the beneficial owner of the shares held by ARCH Fund VII. ARCH Partners VII and ARCH VII LLC disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The managing directors of ARCH VII LLC are Clinton Bybee, Keith Crandell and Robert Nelsen, and they may be deemed to beneficially own the shares held by ARCH Fund VII. Messrs. Bybee, Crandell and Nelsen disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. ARCH Fund VII, ARCH Partners VII, ARCH VII LLC, and Messrs. Bybee, Crandell and Nelsen may be deemed to have shared voting and dispositive power over the shares held by ARCH Fund VII.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Name	Amount and Nature of Beneficial Ownership [1]	Percent of Class
Directors (which includes all nominees) and Named Executive Officers:
Scott Minick [2]	689,686	4.1%
Gregory Berk, M.D.[3]	60,205	*
Jeff Hrkach, Ph.D. [4]	128,163	*
Daniel Lynch[5]	334,003	2.0%
Noubar Afeyan, Ph.D.	—	*
Omid Farokhzad, M.D.[6]	366,411	2.2%
Peter Barton Hutt[7]	52,798	*
Robert Langer, Sc.D. [8]	849,235	5.1%
Amir Nashat, Sc.D.	—	*
Charles A. Rowland, Jr.	—	*
Yurii Udaltsov, Cand. Sc.	—	*
All Directors and executive officers as a group (13 persons)[9]	3,157,977	18.1%

*	Less than one percent.

[1]	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

[2]	190,839 of these shares are held in a family trust, of which Mr. Minick is a trustee. Additionally includes 247,433 shares which Mr. Minick has the right to acquire pursuant to outstanding options which are or will be immediately exercisable within 60 days of March 31, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

[3]	Consists of 60,205 shares which Dr. Berk has the right to acquire pursuant to outstanding options which are or will be immediately exercisable within 60 days of March 31, 2014.

[4]	Includes 94,881 shares which Dr. Hrkach has the right to acquire pursuant to outstanding options which are or will be immediately exercisable within 60 days of March 31, 2014.

[5]	Consists of 334,003 shares which Mr. Lynch has the right to acquire pursuant to outstanding options which are or will be immediately exercisable within 60 days of March 31, 2014.

[6]	Includes 125,811 shares which Dr. Farokhzad has the right to acquire pursuant to outstanding options which are or will be immediately exercisable. Does not include 286,259 shares of Common Stock held by Dr. Farokhzad’s spouse, Dr. Shadi Aryanpour, as trustee of the SAF-BND Trust, or 286,259 shares of Common Stock held by Dr. Farokhzad’s brother-in-law, Reza Aryanpour, as trustee of the OCF-BND Trust. In December 2012, Dr. Farokhzad established the SAF-BND Trust for the benefit of his spouse and descendants and the OCF-BND Trust for the benefit of his children and their descendants. Dr. Farokhzad does not have or share the power to vote or dispose of the shares of Common Stock held by either of these trusts.

[7]	Consists of 52,798 shares which Mr. Hutt has the right to acquire pursuant to outstanding options which are or will be immediately exercisable within 60 days of March 31, 2014.

[8]	Includes 125,811 shares which Dr. Langer has the right to acquire pursuant to outstanding options which are or will be immediately exercisable within 60 days of March 31, 2014.

[9]	Includes shares of restricted common stock which are subject to our right of repurchase, shares of common stock issuable upon the early exercise of options and shares of common stock issuable upon the exercise of outstanding options which are or will immediately exercisable, as set forth in footnotes (2) to (8).

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.

SERIES D AND SERIES BRN PREFERRED STOCK FINANCINGS

In January 2013 and June 2013, we issued and sold to investors in private placements an aggregate of 2,899,228 shares of our Series D preferred stock at a purchase price of $6.00 per share, for aggregate consideration of approximately $17.4 million, including the conversion of an aggregate of $4.75 million of convertible promissory notes which we sold to investors in private placements in September 2011. In July 2013, we issued and sold to investors in private placements an aggregate of 250,000 shares of our Series BRN preferred stock at a purchase price of $6.00 per share, for aggregate consideration of approximately $5.0 million.

The following table sets forth the aggregate number of these securities acquired by the listed holders of more than 5% of our capital stock. Every 2.62 shares of our Series D preferred stock identified in the following table converted into one share of Common Stock immediately prior to the closing of our IPO. In August 2013, each share of our Series BRN preferred stock identified in the following table converted into one share of Common Stock upon the initial filing of the registration statement filed in connection with our IPO, and every 2.62 shares of such common stock converted into one share of Common Stock as a result of a reverse stock split effected in September 2013.

Participants	Series D Preferred Stock	Series BRN Preferred Stock
5% or Greater Stockholders[1]
Entities affiliated with Polaris Venture Partners[2]	964,798	—
Flagship Ventures Fund 2004, L.P.	407,060	—
RUSNANO	2,759,624	833,333
DHK Investments, LLC	956,781	—
ARCH Venture Fund VII, L.P.	457,118	—
NanoDimension, L.P.	423,066	—

CERTAIN RELATIONSHIPS

[1]	Additional details regarding certain of these stockholders and their equity holdings are provided under the caption “Security Ownership of Certain Beneficial Owners and Management.”

[2]	Represents securities acquired by Polaris Venture Partners V, L.P., Polaris Venture Partners Entrepreneurs’ Fund V, L.P., Polaris Venture Partners Founders’ Fund V, L.P. and Polaris Venture Partners Special Founders’ Fund V, L.P.

Some of our directors are associated with our 5% or greater stockholders as indicated in the table below:

Director	5% or Greater Stockholder
Noubar Afeyan, Ph.D.	Flagship Ventures Fund, 2004, L.P.
Amir Nashat, Sc.D.	Entities affiliated with Polaris Venture Partners V, L.P.
Yurii Udaltsov, Cand. Sc.	RUSNANO

INVESTORS’ RIGHTS AGREEMENT

We entered into a fourth amended and restated investors’ rights agreement in November 2011, as amended in January 2013 and August 2013, with the holders of our preferred stock, including entities with which certain of our directors are affiliated, and certain holders of our common stock, including our directors Omid Farokhzad, M.D. and Robert Langer, Sc.D. This agreement provides for certain rights relating to the registration of such preferred stockholders’ shares of Common Stock and Common Stock issuable upon conversion of their preferred stock and registration of such common stockholders’ shares of Common Stock and a right of first refusal to purchase future securities sold by us. Except for the registration rights (including the related provisions pursuant to which we have agreed to indemnify the parties to the investors’ rights agreement), all rights under this agreement terminated upon completion of our IPO. The registration rights will terminate five years following the completion of our IPO, or for any particular holder with registration rights, at such time when all securities held by that stockholder subject to registration rights may be sold without restriction pursuant to Rule 144 under the Securities Act in a ninety-day period.

VOTING AGREEMENT

We entered into a Fourth Amended and Restated Voting Agreement in November 2011, as amended in November 2012, January 2013 and August 2013, by and among us and certain of our stockholders, pursuant to which the following directors were elected to serve as members on our Board of Directors and, as of the date of this proxy statement, continue to so serve: Noubar Afeyan, Ph.D.; Omid Farokhzad, M.D.; Peter Barton Hutt; Robert Langer, Sc.D.; Daniel Lynch; Scott Minick; Amir Nashat, Sc.D.; and Yurii A. Udaltsov, Cand. Sc. Pursuant to the voting agreement, Drs. Farokhzad, and Langer were initially selected to serve on our Board of Directors as representatives of holders of our Common Stock, as designated by a majority of our common stockholders. Mr. Minick was initially selected to serve on our Board of Directors in his capacity as our Chief Executive Officer and his employment agreement provides that he will serve as a director so long as he serves as our Chief Executive Officer. Drs. Afeyan, Nashat and Udaltsov were initially selected to serve on our Board of Directors as representatives of holders of our preferred stock (which converted to Common Stock upon the completion of our IPO), as designated by Flagship Ventures Fund 2004, L.P., Polaris Venture Partners V, L.P. and RUSNANO, respectively. Mr. Hutt was initially selected to serve on our Board of Directors as an independent director, as designated by a majority of the other directors. Mr. Lynch was initially selected to serve on our Board of Directors as an additional director, as designated by a majority of the other directors.

CERTAIN RELATIONSHIPS

The voting agreement terminated upon the closing of our IPO, and members previously elected to our Board of Directors pursuant to this agreement will continue to serve as directors until the expiration of their term of office and their successors are duly elected by the holders of our Common Stock, or their earlier resignation or removal.

In addition, pursuant to the Voting Agreement, we, as the sole equity holder of our Russian subsidiary, BIND RUS, LLC, elected the following directors of BIND RUS who, as of the date of this prospectus, continue to so serve: Jeff Hrkach; Scott Minick; Elmira Safarova; Leysan Shaydullina; and Vasily Kostyanovsky. Pursuant to the Voting Agreement, Messrs. Hrkach and Minick and Ms. Safarova were selected to serve on the BIND RUS board of directors, as designated by our Board of Directors. Messrs. Shaydullina and Kostyanovsky were selected to serve on the BIND RUS board of directors, as designated by RUSNANO.

The above provision of the Voting Agreement related to the BIND RUS Board of Directors terminated in August 2013 upon the conversion of all shares of Series BRN preferred stock purchased by RUSNANO into shares of our Common Stock. Members previously elected to the BIND RUS Board of Directors pursuant to this agreement will continue to serve as directors until they resign, are removed or their successors are duly elected by us, as the sole equity holder of BIND RUS.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our named executive officers. We also entered into an employment agreement with the Chairman of our Board of Directors, Daniel Lynch, pursuant to which he provided management services to us as requested by our Board. In August 2013, we entered into a consulting agreement with Mr. Lynch, which, effective as of the closing of our IPO, superseded the employment agreement and transition Mr. Lynch’s role in performing these management services from an employee to a consultant. For more information regarding the agreements with our named executive officers and compensation paid to Mr. Lynch for these services, see “Executive and Director Compensation—Executive Compensation Arrangements” and “—Narrative to 2013 Director Compensation Table.”

CONSULTING AGREEMENTS

We entered into consulting agreements with Drs. Farokhzad and Langer in October 2006, as subsequently amended, pursuant to which each individual provides consulting services to us unrelated to his service as a director. The consulting agreements, as amended in August 2013, provide that effective as of the closing of our IPO, the quarterly consulting fees payable to each of Drs. Farokhzad and Langer will be $22,500. For more information regarding the compensation paid to Drs. Farokhzad and Langer for these services, see “Executive and Director Compensation—2013 Director Compensation.”

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

CERTAIN RELATIONSHIPS

STOCK OPTION GRANTS TO EXECUTIVE OFFICERS AND DIRECTORS

We have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Executive and Director Compensation.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2013, except that due to an administrative oversight one Form 4 for Gregory Berk reporting one transaction was not timely filed.

Compensation Committee Interlocks and Insider Participation

During 2013, the members of our Compensation Committee were Mr. Lynch and Drs. Afeyan and Nashat. Drs. Afeyan and Nashat are affiliated with certain of our stockholders who own greater than 5% of our outstanding Common Stock. See “Certain Relationships” for a description of our Series D and Series BRN preferred stock financings involving our stockholders who own greater than 5% of our outstanding Common Stock. During 2013, one member of our Compensation Committee, Daniel Lynch, was an employee of our Company for part of 2013. None of our executive officers served as a director or a member of a Compensation Committee (or other committee serving an equivalent function) of any other entity, of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2013.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2015 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 325 Vassar Street, Cambridge, Massachusetts 02139, in writing not later than December 16, 2014.

Stockholders intending to present a proposal at the 2015 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated By-laws. Our Amended and Restated By-laws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2015 Annual Meeting of Stockholders no earlier than the close of business on January 28, 2015 and no later than the close of business on February 27, 2015. The notice must contain the information required by the Amended and Restated By-laws, a copy of which is available upon request to our Secretary. In the event that the date of the 2015 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 28, 2015, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2015 Annual Meeting and not later than the close of business of the 90th day prior to the 2015 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our Directors and officers is based upon information received from the individual Directors and officers.

BIND’s Annual Report on Form 10-K

A copy of BIND’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 7, 2014 without charge upon written request addressed to:

BIND Therapeutics, Inc.

Attention: Secretary

325 Vassar Street

Cambridge, Massachusetts 02139

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2013 at www.bindtherapeutics.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Andrew Hirsch, Secretary

Cambridge, Massachusetts

April 15, 2014

BIND THERAPEUTICS, INC. 325 VASSAR STREET CAMBRIDGE, MA 02139

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M74234-P52866                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIND THERAPEUTICS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:	☐	☐	☐
01) Peter Barton Hutt
02) Charles A. Rowland, Jr.

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014.						☐	☐	☐
NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M74235-P52866

BIND THERAPEUTICS, INC.

Annual Meeting of Stockholders

May 28, 2014 8:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of BIND Therapeutics, Inc. hereby appoint(s) Scott Minick and Andrew Hirsch, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of BIND Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, EDT on May 28, 2014, at the offices of Latham Watkins LLP, John Hancock Tower, 20th Floor, 200 Clarendon Street, Boston, MA 02116, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side